UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) February 15, 2002





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-A OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2001-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On February 25, 2002,  Registrant made available  the
          Monthly Servicer Certificates for the Period of January 2002 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-A OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2001-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:  February 28, 2002                     By:/s/ Ronald D. Markle
------------------------                            --------------------------
                                                    Ronald D. Markle
                                                    Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1998-A Owner Trust
               Monthly Servicer Certificate, dated February 15, 2002


   20.2        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated February 15, 2002


   20.3        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated February 15, 2002


   20.4        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated February 15, 2002


   20.5        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated February 15, 2002


   20.6        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated February 15, 2002

                     Navistar Financial 1998 - A Owner Trust
                         For the Month of January, 2002
                     Distribution Date of February 15, 2002
                            Servicer Certificate #45

Original Pool Amount                                   $500,864,370.04


Beginning Pool Balance                                  $58,591,344.78
Beginning Pool Factor                                        0.1169805

Principal and Interest Collections:
     Principal Collected                                 $5,191,788.65
     Interest Collected                                    $390,733.93

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $322,964.50
Total Additional Deposits                                  $322,964.50

Repos / Chargeoffs                                         $220,267.12
Aggregate Number of Notes Charged Off                              159

Total Available Funds                                    $5,742,297.65

Ending Pool Balance                                     $53,342,478.44
Ending Pool Factor                                           0.1065008

Servicing Fee                                               $48,826.12

Repayment of Servicer Advances                             $163,189.43

Reserve Account:
     Beginning Balance  (see Memo Item)                 $10,185,370.78
     Target Percentage                                           5.25%
     Target Balance                                      $2,800,480.12
     Minimum Balance                                    $10,017,287.40
     (Release) / Deposit                                  ($168,083.38)
     Ending Balance                                     $10,017,287.40

Current Weighted Average APR:                                   8.665%
Current Weighted Average Remaining Term (months):                13.72

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days               $785,276.38       629
                                 31 - 60 days              $291,620.44       231
                                 60+  days                 $166,335.16       107

     Total:                                              $1,243,231.98       683

     Balances:                   60+  days                 $913,165.28       107

Memo Item - Reserve Account
     Prior Month                                        $10,017,287.40
     Invest. Income                                         $13,778.79
     Excess Serv.                                          $154,304.59
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $10,185,370.78

Navistar Financial 1998 - A Owner Trust
For the Month  of  January, 2002


                                                                          NOTES
                                                       TOTAL           CLASS A             CLASS B

Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                        $58,591,344.78
Ending Pool Balance                           $53,342,478.44

Collected Principal                            $5,028,599.22
Collected Interest                               $390,733.93
Charge - Offs                                    $220,267.12
Liquidation Proceeds / Recoveries                $322,964.50
Servicing                                         $48,826.12
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $5,693,471.53

Beginning Balance                             $58,591,344.78     $56,540,530.62      $2,050,814.16

Interest Due                                     $290,300.60        $279,875.63         $10,424.97
Interest Paid                                    $290,300.60        $279,875.63         $10,424.97
Principal Due                                  $5,248,866.34      $5,065,156.02        $183,710.32
Principal Paid                                 $5,248,866.34      $5,065,156.02        $183,710.32

Ending Balance                                $53,342,478.44     $51,475,374.60      $1,867,103.84
Note / Certificate Pool Factor                                           0.1065             0.1065
   (Ending Balance / Original Pool Amount)
Total Distributions                            $5,539,166.94      $5,345,031.65        $194,135.29

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $154,304.59
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $10,185,370.78
(Release) / Draw                                ($168,083.38)
Ending Reserve Acct Balance                   $10,017,287.40

Navistar Financial 1998 - A Owner Trust
For the Month  of  January, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                           5                 4                 3                 2                 1
                                                      Sep-01            Oct-01            Nov-01            Dec-01            Jan-02

Beginning Pool Balance                        $81,450,087.83    $76,080,897.37    $68,037,676.21    $63,273,729.10    $58,591,344.78

A)   Loss Trigger:
Principal of Contracts Charged Off               $199,011.12       $223,211.02       $114,736.53        $80,270.18       $220,267.12
Recoveries                                       $403,624.09       $517,039.95       $188,945.56       $124,723.89       $322,964.50

Total Charged Off (Months 5, 4, 3)               $536,958.67
Total Recoveries (Months 3, 2, 1)                $636,633.95
Net Loss / (Recoveries) for 3 Mos                ($99,675.28)(a)

Total Balance (Months 5, 4, 3)               $225,568,661.41 (b)

Loss Ratio Annualized  [(a/b) * (12)]               -0.5303%

Trigger:  Is Ratio > 1.5%                                 No

                                                      Nov-01            Dec-01            Jan-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days              $1,144,724.07     $1,223,934.27       $913,165.28
     As % of Beginning Pool Balance                 1.68249%          1.93435%          1.55853%
     Three Month Average                            1.80032%          1.68167%          1.72512%
Trigger:  Is Average > 2.0%                               No

C)   Noteholders Percent Trigger:                   2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                               No

                     Navistar Financial 1999 - A Owner Trust
                         For the Month of January, 2002
                     Distribution Date of February 15, 2002
                            Servicer Certificate #33

Original Pool Amount                                   $714,764,750.47


Beginning Pool Balance                                 $199,821,494.72
Beginning Pool Factor                                        0.2795626

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $13,012,666.54
     Interest Collected                                  $1,336,140.96

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                   $1,875,403.34
Total Additional Deposits                                $1,875,403.34

Repos / Chargeoffs                                       $1,301,931.36
Aggregate Number of Notes Charged Off                              258

Total Available Funds                                   $16,224,210.84

Ending Pool Balance                                    $185,506,896.82
Ending Pool Factor                                           0.2595356

Servicing Fee                                              $166,517.91

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $15,047,122.56
     Target Percentage                                           5.25%
     Target Balance                                      $9,739,112.08
     Minimum Balance                                    $14,295,295.01
     (Release) / Deposit                                  ($751,827.55)
     Ending Balance                                     $14,295,295.01

Current Weighted Average APR:                                   8.102%
Current Weighted Average Remaining Term (months):                22.80

Delinquencies                                                  Dollars     Notes
     Installments:                     1 - 30 days       $1,855,759.63     1,502
                                       31 - 60 days        $482,199.31       391
                                       60+  days           $479,388.54       172

     Total:                                              $2,817,347.48     1,538

     Balances:                         60+  days         $3,932,227.20       172

Memo Item - Reserve Account
     Prior Month                                        $14,295,295.01
     Invest. Income                                         $24,107.74
     Excess Serv.                                          $727,719.81
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $15,047,122.56

Navistar Financial 1999 - A Owner Trust
For the Month of January, 2002


                                                                                    NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $714,764,750.47$147,000,000.00 $197,000,000.00 $200,000,000.00 $145,745,000.00 $25,019,750.47
Distributions:
     Distribution Percentages                                   0.00%           0.00%          96.50%           0.00%          3.50%
     Coupon                                                   5.0025%         5.5500%         5.9500%         6.1300%        6.2200%

Beginning Pool Balance                 $199,821,494.72
Ending Pool Balance                    $185,506,896.82

Collected Principal                     $13,012,666.54
Collected Interest                       $1,336,140.96
Charge - Offs                            $1,301,931.36
Liquidation Proceeds / Recoveries        $1,875,403.34
Servicing                                  $166,517.91
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$16,057,692.93

Beginning Balance                      $199,821,494.73          $0.00           $0.00  $41,934,758.21 $145,745,000.00 $12,141,736.52

Interest Due                             $1,015,375.22          $0.00           $0.00     $207,926.51     $744,514.04     $62,934.67
Interest Paid                            $1,015,375.22          $0.00           $0.00     $207,926.51     $744,514.04     $62,934.67
Principal Due                           $14,314,597.90          $0.00           $0.00  $13,813,586.97           $0.00    $501,010.93
Principal Paid                          $14,314,597.90          $0.00           $0.00  $13,813,586.97           $0.00    $501,010.93

Ending Balance                         $185,506,896.83          $0.00           $0.00  $28,121,171.24 $145,745,000.00 $11,640,725.59
Note / Certificate Pool Factor                                 0.0000          0.0000          0.1406          1.0000         0.4653
   (Ending Balance / Original Pool Amount)
Total Distributions                     $15,329,973.12          $0.00           $0.00  $14,021,513.48     $744,514.04    $563,945.60

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $727,719.81
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $15,047,122.56
(Release) / Draw                          ($751,827.55)
Ending Reserve Acct Balance             $14,295,295.01

Navistar Financial 1999 - A Owner Trust
For the Month of January, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                       5                  4                  3                 2                  1
                                                  Sep-01             Oct-01             Nov-01             Dec-01             Jan-02

Beginning Pool Balance                   $253,990,509.09    $241,408,039.71    $225,765,549.11    $211,180,951.29    $199,821,494.72

A)   Loss Trigger:
Principal of Contracts Charged Off           $476,168.57        $938,298.76        $609,077.60        $471,060.21      $1,301,931.36
Recoveries                                   $783,169.11      $1,498,234.75        $966,705.46        $525,930.69      $1,875,403.34

Total Charged Off (Months 5, 4, 3)         $2,023,544.93
Total Recoveries (Months 3, 2, 1)          $3,368,039.49
Net Loss / (Recoveries) for 3 Mos         ($1,344,494.56)(a)

Total Balance (Months 5, 4, 3)           $721,164,097.91 (b)

Loss Ratio Annualized  [(a/b) * (12)]           -2.2372%

Trigger:  Is Ratio > 1.5%                             No

                                                  Nov-01             Dec-01             Jan-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days          $3,799,472.01      $4,168,441.27      $3,932,227.20
     As % of Beginning Pool Balance             1.68293%           1.97387%           1.96787%
     Three Month Average                        1.71677%           1.61617%           1.87489%
Trigger:   Is Average > 2.0%                          No


C)   Noteholders Percent Trigger:               2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                           No

                     Navistar Financial 2000 - A Owner Trust
                         For the Month of January, 2002
                     Distribution Date of February 15, 2002
                            Servicer Certificate #24

Original Pool Amount                                   $380,843,908.73
Subsequent Receivables (transferred 3/13/00)            $74,413,256.03
Subsequent Receivables (transferred 3/20/00)            $19,742,835.24

Beginning Pool Balance                                 $224,298,363.24
Beginning Pool Factor                                        0.4722071

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $11,995,776.48
     Interest Collected                                  $1,635,448.64

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $974,195.00
Total Additional Deposits                                  $974,195.00

Repos / Chargeoffs                                         $534,252.68
Aggregate Number of Notes Charged Off                              127

Total Available Funds                                   $14,605,420.12

Ending Pool Balance                                    $211,768,334.08
Ending Pool Factor                                           0.4458281

Servicing Fee                                              $186,915.30

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $12,881,818.82
     Target Percentage                                           5.50%
     Target Balance                                     $11,647,258.37
     Minimum Balance                                     $9,105,143.30
     (Release) / Deposit                                ($1,234,560.45)
     Ending Balance                                     $11,647,258.37

Current Weighted Average APR:                                   8.998%
Current Weighted Average Remaining Term (months):                33.00

Delinquencies                                                  Dollars     Notes
     Installments:              1 - 30 days              $1,461,378.78     1,338
                                31 - 60 days               $367,254.36       331
                                60+  days                  $314,233.50       120

     Total:                                              $2,142,866.64     1,358

     Balances:                  60+  days                $3,558,330.22       120

Memo Item - Reserve Account
     Prior Month                                        $12,336,409.98
     Invest. Income                                         $19,463.17
     Excess Serv.                                          $525,945.67
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $12,881,818.82

Navistar Financial 2000 - A Owner Trust
For the Month of January, 2002


                                                                                     NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%           0.00%          96.25%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $224,298,363.24
Ending Pool Balance                    $211,768,334.08

Collected Principal                     $11,995,776.48
Collected Interest                       $1,635,448.64
Charge - Offs                              $534,252.68
Liquidation Proceeds / Recoveries          $974,195.00
Servicing                                  $186,915.30
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$14,418,504.82

Beginning Balance                      $224,298,363.24          $0.00           $0.00  $91,549,674.64 $121,187,500.00 $11,561,188.60

Interest Due                             $1,362,529.99          $0.00           $0.00     $549,298.05     $741,263.54     $71,968.40
Interest Paid                            $1,362,529.99          $0.00           $0.00     $549,298.05     $741,263.54     $71,968.40
Principal Due                           $12,530,029.16          $0.00           $0.00  $12,060,153.07           $0.00    $469,876.09
Principal Paid                          $12,530,029.16          $0.00           $0.00  $12,060,153.07           $0.00    $469,876.09

Ending Balance                         $211,768,334.08           0.00            0.00   79,489,521.57  121,187,500.00  11,091,312.51
Note / Certificate Pool Factor                                 0.0000          0.0000          0.7226          1.0000         0.6227
   (Ending Balance / Original Pool Amount)
Total Distributions                     $13,892,559.15          $0.00           $0.00  $12,609,451.12     $741,263.54    $541,844.49

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $525,945.67
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $12,881,818.82
(Release) / Draw                        ($1,234,560.45)
Ending Reserve Acct Balance             $11,647,258.37

Navistar Financial 2000 - A Owner Trust
For the Month of January, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                        5                4                   3                  2                  1
                                                   Sep-01           Oct-01              Nov-01             Dec-01             Jan-02

Beginning Pool Balance                    $276,093,131.13  $265,402,990.58     $246,512,577.04    $233,598,701.58    $224,298,363.24

A)   Loss Trigger:
Principal of Contracts Charged Off          $826,827.81        $827,303.80         $498,459.18        $258,958.34        $534,252.68
Recoveries                                  $939,359.40      $1,021,284.56         $879,483.30        $490,789.33        $974,195.00

Total Charged Off (Months 5, 4, 3)        $2,152,590.79
Total Recoveries (Months 3, 2, 1)         $2,344,467.63
Net Loss / (Recoveries) for 3 Mos          ($191,876.84)(a)

Total Balance (Months 5, 4, 3)          $788,008,698.75 (b)

Loss Ratio Annualized  [(a/b) * (12)]          -0.2922%

Trigger:  Is Ratio > 1.5%                           No

                                                  Nov-01           Dec-01          Jan-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days          $3,540,714.62    $3,635,041.56   $3,558,330.22
     As % of Beginning Pool Balance             1.43632%         1.55611%        1.58643%
     Three Month Average                        1.33657%         1.33810%        1.52628%
Trigger:  Is Average > 2.0%                           No

C)   Noteholders Percent Trigger:                2.4521%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                           No

                     Navistar Financial 2000 - B Owner Trust
                         For the Month of January, 2002
                     Distribution Date of February 15, 2002
                            Servicer Certificate #16

Original Pool Amount                                   $764,710,097.53


Beginning Pool Balance                                 $424,842,843.28
Beginning Pool Factor                                        0.5555607

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $26,014,399.10
     Interest Collected                                  $3,377,478.41

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                   $2,645,242.73
Total Additional Deposits                                $2,645,242.73

Repos / Chargeoffs                                       $1,881,411.50
Aggregate Number of Notes Charged Off                              379

Total Available Funds                                   $32,037,120.24

Ending Pool Balance                                    $396,947,032.68
Ending Pool Factor                                           0.5190817

Servicing Fee                                              $354,035.70

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $24,812,725.93
     Target Percentage                                           5.50%
     Target Balance                                     $21,832,086.80
     Minimum Balance                                    $15,294,201.95
     (Release) / Deposit                                ($2,980,639.13)
     Ending Balance                                     $21,832,086.80

Current Weighted Average APR:                                   9.645%
Current Weighted Average Remaining Term (months):                37.46

Delinquencies                                                  Dollars     Notes
     Installments:              1 - 30 days              $2,746,900.56     2,355
                                31 - 60 days               $820,803.67       734
                                60+  days                  $596,263.39       194

     Total:                                              $4,163,967.62     2,388

     Balances:                  60+  days                $6,848,420.80       194

Memo Item - Reserve Account
     Prior Month                                        $23,366,356.38
     Invest. Income                                         $42,918.66
     Excess Serv.                                        $1,403,450.89
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $24,812,725.93

Navistar Financial 2000 - B Owner Trust
For the Month of January, 2002

                                                                                      NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $764,710,097.53$140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                   0.00%          96.25%           0.00%           0.00%          3.75%
     Coupon                                                   6.7300%         6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance                 $424,842,843.28
Ending Pool Balance                    $396,947,032.68

Collected Principal                     $26,014,399.10
Collected Interest                       $3,377,478.41
Charge - Offs                            $1,881,411.50
Liquidation Proceeds / Recoveries        $2,645,242.73
Servicing                                  $354,035.70
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$31,683,084.54

Beginning Balance                      $424,842,843.29          $0.00  $40,027,767.77 $184,900,000.00 $178,733,000.00 $21,182,075.52

Interest Due                             $2,383,823.05          $0.00     $222,154.11   $1,027,735.83   $1,009,841.45    $124,091.66
Interest Paid                            $2,383,823.05          $0.00     $222,154.11   $1,027,735.83   $1,009,841.45    $124,091.66
Principal Due                           $27,895,810.60          $0.00  $26,849,717.70           $0.00           $0.00  $1,046,092.90
Principal Paid                          $27,895,810.60          $0.00  $26,849,717.70           $0.00           $0.00  $1,046,092.90

Ending Balance                         $396,947,032.69           0.00   13,178,050.07  184,900,000.00  178,733,000.00  20,135,982.62
Note / Certificate Pool Factor                                 0.0000          0.0567          1.0000          1.0000         0.7022
   (Ending Balance / Original Pool Amount)
Total Distributions                     $30,279,633.65          $0.00  $27,071,871.81   $1,027,735.83   $1,009,841.45  $1,170,184.56

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                         $1,403,450.89
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $24,812,725.93
(Release) / Draw                        ($2,980,639.13)
Ending Reserve Acct Balance             $21,832,086.80

Navistar Financial 2000 - B Owner Trust
For the Month of January, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                       5                  4                  3                  2                  1
                                                  Sep-01             Oct-01             Nov-01             Dec-01             Jan-02

Beginning Pool Balance                   $538,271,857.18    $503,549,159.73    $465,552,692.67    $444,415,026.51    $424,842,843.28

A)   Loss Trigger:
Principal of Contracts Charged Off         $1,242,161.31      $1,824,758.13        $969,788.13      $1,650,625.27      $1,881,411.50
Recoveries                                   $828,623.45      $1,560,630.72      $2,293,613.65        $503,934.06      $2,645,242.73

Total Charged Off (Months 5, 4, 3)         $4,036,707.57
Total Recoveries (Months 3, 2, 1)          $5,442,790.44
Net Loss / (Recoveries) for 3 Mos         ($1,406,082.87)(a)

Total Balance (Months 5, 4, 3)         $1,507,373,709.58 (b)

Loss Ratio Annualized  [(a/b) * (12)]           -1.1194%

Trigger:  Is Ratio > 1.5%                             No

                                               Nov-01         Dec-01             Jan-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days              $6,655,748.71  $8,784,983.32      $6,848,420.80
     As % of Beginning Pool Balance                 1.42964%       1.97675%           1.61199%
     Three Month Average                            1.41260%       1.50549%           1.67280%

Trigger:  Is Average > 2.0%                               No

C)   Noteholders Percent Trigger:                    2.8549%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                               No

                     Navistar Financial 2001 - A Owner Trust
                          For the Month of January 2002
                     Distribution Date of February 15, 2002
                            Servicer Certificate #10

Original Pool Amount                                   $257,155,638.25
Subsequent Receivables (transferred 4/30/01)            $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )           $67,396,152.49
Subsequent Receivables (transferred 6/28/01)            $22,107,022.10
Beginning Pool Balance                                 $310,954,866.68
Beginning Pool Factor                                          0.77739

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $16,673,622.02
     Interest Collected                                  $2,400,583.94
     Mandatory Prepayments                                       $0.00
Additional Deposits:
     Repurchase Amounts                                          $0.00

     Liquidation Proceeds / Recoveries                     $566,007.22
Total Additional Deposits                                  $566,007.22

Repos / Chargeoffs                                         $368,517.73
Aggregate Number of Notes Charged Off                              117

Total Available Funds                                   $19,638,485.87

Ending Pool Balance                                    $293,914,454.24
Ending Pool Factor                                             0.73479

Servicing Fee                                              $259,129.06

Repayment of Servicer Advances                               $1,727.31

Reserve Account:

     Beginning Balance  (see Memo Item)                 $18,178,358.03
     Target Percentage                                        5.50000%
     Target Balance                                     $16,165,294.98
     Minimum Balance                                     $7,999,984.48
     (Release) / Deposit                                ($2,013,063.05)
     Ending Balance                                     $16,165,294.98

Current Weighted Average APR:                                  9.4660%

Current Weighted Average Remaining Term (months):                42.52

Delinquencies

                                                               Dollars     Notes
     Installments:               1 - 30 days             $1,535,050.00     1,556
                                 31 - 60 days              $360,341.51       464
                                 60+  days                 $188,957.27       100

     Total:                                              $2,084,348.78     1,564

     Balances:                   60+  days               $3,137,508.80       100

Memo Item - Reserve Account
     Opening balance                                    $17,102,517.67
     Invest. Income                                         $26,975.74
     Excess Serv.                                        $1,048,864.62
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $18,178,358.03

Navistar Financial 2001 - A Owner Trust
For the Month of January 2002

                                                                                      NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                 0.00%          95.75%           0.00%          0.00%          4.25%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $310,954,866.68
Ending Pool Balance                     $293,914,454.24

Collected Principal                      $16,671,894.71
Collected Interest                        $2,400,583.94
Charge - Offs                               $368,517.73
Liquidation Proceeds / Recoveries           $566,007.22
Servicing                                   $259,129.06
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $19,379,356.81

Beginning Balance                       $310,954,866.68          $0.00 $102,158,034.85 $100,000,000.00 $92,500,000.00 $16,296,831.83

Interest Due 2                            $1,290,079.75          $0.00     $380,538.68     $415,833.33    $417,791.67     $75,916.07
Interest Paid                             $1,290,079.75          $0.00     $380,538.68     $415,833.33    $417,791.67     $75,916.07
Principal Due                            $17,040,412.44          $0.00  $16,316,194.91           $0.00          $0.00    $724,217.53
Mandatory Prepayments Class A-1 only              $0.00          $0.00
Principal Paid                           $17,040,412.44          $0.00  $16,316,194.91           $0.00          $0.00    $724,217.53

Ending Balance                          $293,914,454.24           0.00   85,841,839.94  100,000,000.00  92,500,000.00  15,572,614.30
Note / Certificate Pool Factor                                  0.0000          0.7275          1.0000         1.0000         0.9160
(Ending Balance / Original Pool Amount)

Total Distributions                      $18,330,492.19          $0.00  $16,696,733.59     $415,833.33    $417,791.67    $800,133.60

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
             Total Shortfall                      $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                          $1,048,864.62
     (see Memo Item - Reserve Account)


Beginning Reserve Acct Balance           $18,178,358.03
(Release) / Draw                         ($2,013,063.05)
Ending Reserve Acct Balance              $16,165,294.98

Navistar Financial 2001 - A Owner Trust
For the Month of January 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                       5                  4                  3                  2                  1
                                                  Sep-01             Oct-01             Nov-01             Dec-01             Jan-02

Beginning Pool Balance                   $355,772,958.22    $346,431,595.88    $334,440,345.87    $323,341,557.04    $310,954,866.68

A)   Loss Trigger:
Principal of Contracts Charged Off           $698,259.46        $737,089.29        $336,511.06        $934,369.05        $368,517.73
Recoveries                                    $16,995.62        $295,206.49        $521,347.53        $107,952.52        $566,007.22

Total Charged Off (Months 5, 4, 3)         $1,771,859.81
Total Recoveries (Months 3, 2, 1)          $1,195,307.27
Net Loss / (Recoveries) for 3 Mos            $576,552.54 (a)

Total Balance (Months 5, 4, 3)         $1,036,644,899.97 (b)

Loss Ratio Annualized  [(a/b) * (12)]            0.6674%

Trigger:  Is Ratio > 1.5%                             No

                                                  Nov-01             Dec-01             Jan-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days          $3,006,304.68      $3,175,089.00      $3,137,508.80
     As % of Beginning Pool Balance             0.89891%           0.98196%           1.00899%
     Three Month Average                        0.81163%           0.87814%           0.96329%

Trigger:  Is Average > 2.0%                           No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                       4.04133%

Trigger:  Is Minimum < 1.0%                          No

                     Navistar Financial 2001 - B Owner Trust
                          For the Month of January 2002
                     Distribution Date of February 15, 2002
                             Servicer Certificate #4

Original Pool Amount                                   $292,329,093.98
Subsequent Receivables (transferred 11/01/01)           $59,897,861.72
Subsequent Receivables (transferred 12/10/01)          $117,139,017.24
Subsequent Receivables (transferred 1/14/02)            $30,633,447.04
Beginning Pool Balance                                 $465,365,490.72
Beginning Pool Factor                                          0.93073

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay  $15,347,711.94
     Interest Collected                                  $3,344,478.33
     Mandatory Prepayments                                       $0.00
Additional Deposits:
     Repurchase Amounts                                          $0.00

     Liquidation Proceeds / Recoveries                      $51,411.42
Total Additional Deposits                                   $51,411.42

Repos / Chargeoffs                                         $704,932.48
Aggregate Number of Notes Charged Off                               31

Total Available Funds                                   $18,743,601.69

Ending Pool Balance                                    $449,312,846.30
Ending Pool Factor                                             0.89863

Servicing Fee                                              $387,804.58

Repayment of Servicer Advances                                   $0.00


Reserve Account:
     Beginning Balance  (see Memo Item)                 $26,601,804.29
     Target Percentage                                        5.50000%
     Target Balance                                     $24,712,206.55
     Minimum Balance                                     $9,999,988.40
     (Release) / Deposit                                ($1,889,597.74)
     Ending Balance                                     $24,712,206.55

Current Weighted Average APR:                                   8.546%
Current Weighted Average Remaining Term (months):                47.46

Delinquencies

                                                               Dollars     Notes
     Installments:               1 - 30 days             $1,899,535.05     2,270
                                 31 - 60 days              $331,589.00       325
                                 60+  days                  $76,375.69        72

     Total:                                              $2,307,499.74     2,277

     Balances:                   60+  days               $2,649,845.76        72

Memo Item - Reserve Account
     Opening balance                                    $25,595,101.99
     Invest. Income                                         $37,353.21
     Excess Serv.                                          $969,349.09
     Transfer (to)                                               $0.00
     Collections Acct                                   $26,601,804.29

Navistar Financial 2001 - B Owner Trust
For the Month of January 2002

                                                                                         NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages  1                               100.00%           0.00%           0.00%          0.00%          0.00%
     Coupon                                                    2.4400%         2.8300%         2.0700%        4.3700%        4.8300%

Beginning Pool Balance                  $465,365,490.72
Ending Pool Balance                     $449,312,846.30

Collected Principal                      $15,347,711.94
Collected Interest                        $3,344,478.33
Charge - Offs                               $704,932.48
Liquidation Proceeds / Recoveries            $51,411.42
Swap Payments to/(from)Trust               ($203,065.56)
Servicing                                   $387,804.58
Investment Earnings from Pre-Funding Acct         $0.00
Negative Carry Amount                             $0.00
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $18,152,731.55

Beginning Balance                       $465,365,490.72 $45,003,490.72 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00

Interest Due 2                            $1,130,738.04     $94,557.33     $310,627.88     $319,067.50    $331,016.58     $75,468.75
Interest Paid                             $1,130,738.04     $94,557.33     $310,627.88     $319,067.50    $331,016.58     $75,468.75
Principal Due                            $16,052,644.42 $16,052,644.42           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments Class A-1 only              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Paid                           $16,052,644.42 $16,052,644.42           $0.00           $0.00          $0.00          $0.00

Ending Balance
Note / Certificate Pool Factor          $449,312,846.30 $28,950,846.30 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
                                                               0.36353         1.00000         1.00000        1.00000        1.00000

Total Distributions                      $17,183,382.46 $16,147,201.75     $310,627.88     $319,067.50    $331,016.58     $75,468.75

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                            $969,349.09
     (see Memo Item - Reserve Account)

     Beginning Reserve Acct Balance      $26,601,804.29
     (Release) / Draw                    ($1,889,597.74)
     Ending Reserve Acct Balance         $24,712,206.55

Navistar Financial 2001 - B Owner Trust
For the Month of January 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                      5                  4                  3                  2                  1
                                                 Sep-01             Oct-01             Nov-01             Dec-01             Jan-02

Beginning Pool Balance                              N/A    $352,226,955.70    $340,400,657.46    $479,481,764.34    $465,365,490.72

A)   Loss Trigger:
Principal of Contracts Charged Off                  N/A         $82,022.96         $16,228.12        $353,936.71        $704,932.48
Recoveries                                          N/A              $0.00              $0.00         $28,222.80         $51,411.42

Total Charged Off (Months 5, 4, 3)                  N\A
Total Recoveries (Months 3, 2, 1)            $79,634.22
Net Loss / (Recoveries) for 3 Mos                   N\A (a)

Total Balance (Months 5, 4, 3)          $692,627,613.16 (b)

Loss Ratio Annualized  [(a/b) * (12)]           0.0000%

Trigger:  Is Ratio > 1.5%                            No

                                                 Nov-01             Dec-01             Jan-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days           $949,601.35      $1,644,379.94      $2,649,845.76
     As % of Beginning Pool Balance            0.27897%           0.34295%           0.56941%
     Three Month Average                       0.12630%           0.24062%           0.39711%

Trigger:  Is Average > 2.0%

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                       4.94245%

Trigger:  Is Minimum < 1.0%                          No